SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


 DATE OF REPORT:                 May 24, 2002
                    (Date of the earliest event reported)

                       Home Products International, Inc.
            (Exact name of registrant as specified in its charter)


                                   Delaware
                           (State of Incorporation)

        0-17237                                            36-4147027
  (Commission File Number)                              (I.R.S. Employer
                                                       Identification No.)


        4501 West 47th Street
            Chicago, IL                                        60632
 (Address of principal executive offices)                   (Zip Code)


 Registrant's telephone number, including area code:  (773) 890-1010

 ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
 -----------------------------------------------------
      On May 24, 2002, upon the recommendation of its Audit Committee, the Board of Directors of Home Products International, Inc. (the "Company") named KPMG LLP as the Company's independent accountant to audit the Company's financial statements.

                                  SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              Home Products International, Inc.

                              By:  /s/  James E. Winslow
                                 -------------------------------------
                                        James E. Winslow
                                        Executive Vice President
                                        And Chief Financial Officer


 Dated:  May 28, 2002